UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 20, 2007


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-20022                 31-1227808
--------                            -------                 ----------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification  No.)


                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -- Other Events

Item 8.01 Other Events.
-----------------------

On March 20, 2007, Pomeroy IT Solutions, Inc. issued a press release in which it reported earnings for fiscal year ended January 5, 2007 and the fourth quarter. The Company also announced its guidance for fiscal 2007.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

(d) Exhibits

99.1 Press release, dated March 20, 2007, in which Pomeroy IT Solutions, Inc. reports earnings for third quarter 2006.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POMEROY  IT  SOLUTIONS,  INC.
                                        -----------------------------


Date:   March 22, 2007                  By:  /s/ Kevin G. Gregory
                                        ----------------------------------------
                                        Kevin G. Gregory, Senior Vice President
                                        and Chief Financial Officer